Income Taxes (Detail 1) (USD $)	Dec. 31, 2014	Dec. 31, 2013
Deferred tax assets:
Net operating loss carryforwards	$ 9,478,000	$ 4,932,000
Tax credits	4,128,000	90,000
Accrued expenses and other	225,000	35,500
Total deferred tax assets	13,831,000	5,057,500
Less valuation allowance	(13,831,000)	(5,057,500)
Net deferred tax assets	$ 0	$ 0